                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01570

                            Van Kampen Comstock Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
--------------------------------------------------------------------------------
              1221 Avenue of the Americas, New York, New York 10020

                     (Name and address of agent for service)



Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end:   12/31

Date of reporting period:   6/30/04

Item 1. Reports to Shareholders.

The Fund's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Comstock Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2004.

       This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 6/30/04

                            A SHARES             B SHARES             C SHARES             R SHARES
                         since 10/07/68       since 10/19/92       since 10/26/93       since 10/01/02
---------------------------------------------------------------------------------------------------------
                                   W/MAX                W/MAX                W/MAX
                                   5.75%                5.00%                1.00%
AVERAGE ANNUAL         W/O SALES   SALES    W/O SALES   SALES    W/O SALES   SALES    W/O SALES   W/SALES
TOTAL RETURNS           CHARGES    CHARGE    CHARGES    CHARGE    CHARGES    CHARGE    CHARGES    CHARGE

Since Inception         12.19%     12.00%    12.67%     12.67%    12.29%     12.29%    25.43%      25.43%

10-year                 14.47      13.80     13.94      13.94     13.61      13.61        --          --

5-year                   5.93       4.69      5.15       4.91      5.16       5.16        --          --

1-year                  21.68      14.65     20.77      15.77     20.84      19.84     21.36       21.36

6-month                  5.06      -0.97      4.73      -0.27      4.73       3.73      4.99        4.99
---------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since-inception and 10-year returns for Class B shares reflect their conversion into Class A shares six after purchase. The since inception returns for Class C shares reflect their conversion into Class A Shares 10 years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Class R Shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer-sponsored 403(b) plans). Class R Shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for class R Shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains.

The S&P 500/Barra Value Index is generally representative of the U.S. market for value stocks. The S&P 500 Stock Index is generally representative of the U.S. stock market. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2004

Van Kampen Comstock Fund is managed by the Adviser's Multi-Cap Value team.(1) Current members include B. Robert Baker, Jr., Managing Director of the Adviser; Jason S. Leder and Kevin C. Holt, Executive Directors of the Adviser.

MARKET CONDITIONS

Following a strong run-up in 2003, stock prices advanced modestly during the first six months of 2004. The S&P 500 Index rose 3.44 percent in the semiannual period. Concerns about inflation, rising interest rates, high energy prices, and terrorism kept the market's gains in check.

Investors began to interpret positive economic data as evidence that the Federal Reserve Board (the Fed) would begin a period of monetary tightening. Although the Fed hinted at a "measured" pace of interest-rate increases, improving economic conditions--coupled with soaring energy prices and strong consumer spending--fanned investors' fears that the Fed would not be able to contain inflation. During the period, inflation did remain in check. Although, at its June 30 meeting, the Fed raised the federal funds rate a quarter point as a pre-emptive measure.

Daily headlines about terrorism, including the Madrid train bombing in March and the continued violence in Iraq, as well as more general terrorism fears, contributed to price volatility and an overall wariness among stock investors.

PERFORMANCE ANALYSIS

Van Kampen Comstock Fund returned 5.06 percent (Class A shares unadjusted for sales charge) for the six-month period ended June 30, 2004. The fund's benchmark indexes, the S&P Barra Value Index and the S&P 500 Index returned 4.17 percent and 3.44 percent, respectively, for the same period.

Energy stocks were significant contributors to the fund's overall performance during the period. The commodity price of oil remained elevated, reaching a


TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDING JUNE 30, 2004

----------------------------------------------------------------------------
                                                            STANDARD &
                                               S&P BARRA    POOR'S 500
      CLASS A   CLASS B   CLASS C   CLASS R   VALUE INDEX     INDEX

       5.06%     4.73%     4.73%     4.99%       4.17%        3.44%
----------------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

(1)Team members may change at any time without notice.
 2
high of $40 per barrel. Higher prices and tight supply spurred demand for exploration and drilling, which benefited the fund's positions in Halliburton and Schlumberger. Both companies provide a range of services for oil and gas drilling and production and have been large positions in the fund for some time now. Furthermore, investors believe that Halliburton's asbestos litigation risk no longer posed the threat it once did. Transocean, an offshore driller, also generated strong results during the period.

Utility stocks also boosted the fund's six-month return. TXU, which provides electric power to customers in the United States (primarily in Texas) and in Australia, was among the fund's top contributors to overall performance. We believe the stock's performance serves as a good example of our disciplined, contrarian approach. In 2002, TXU surprised the markets with a dividend cut and the sale of some of its U.K. assets. The stock, which the fund did own at the time, sold off precipitously. However, rather than following the herd, we considered this price dip a buying opportunity. Since then, our patience was rewarded as the stock has turned around. In mid-April, the company announced a joint venture and the stock rallied strongly.

The fund also benefited from its holdings in financial stocks. Insurance and brokerage companies dominated the best performers in this category, in concert with the rebound in stock prices.

Conversely, the fund lost ground in its health-care holdings. Pharmaceutical stocks took a beating when investors believed a proposed drug-reimportation bill would threaten profit margins for non-generic drug makers. As a result, the fund's positions in GlaxoSmithKline and Bristol-Myers Squibb detracted from overall results.

Media stocks were another area of weakness for the fund, as low advertising revenues have hurt holdings such as Clear Channel Communications and Liberty Media. Nonetheless, in our view, these stocks still represent compelling values and the slowdown in ad spending is a typical short-term trend in the industry. The fund continued to hold these positions, and we added to the fund's stake in Clear Channel.

We continue to focus our efforts on bottom-up stock selection and fundamental research. We remain committed to the fund's discipline of seeking well-established, undervalued companies, regardless of what the economy or markets are doing.

There is no guarantee the securities mentioned will continue to perform well or be held by the fund in the future.

TOP 10 HOLDINGS AS OF 6/30/04              TOP 10 INDUSTRIES AS OF 6/30/04
Sprint Corp                      4.8%      Integrated Telecomm Services    11.1%
Halliburton Co                   4.4       Pharmaceuticals                 10.8
International Paper Co           3.8       Oil & Gas Equipment & Services   7.8
Freddie Mac                      3.7       Electric Utilities               5.6
Schlumberger Ltd                 3.4       Integrated Oil & Gas             4.3
Verizon Communications Inc       3.2       Diversified Banks                4.3
GlaxoSmithKline plc              3.2       Thrifts & Mortgage Finance       4.1
Bristol-Myers Squibb Co          3.1       Property & Casualty              3.7
SBC Communications Inc           3.0       Diversified Chemicals            3.7
Georgia-Pacific Corp             2.7       Broadcasting & Cable TV          3.1

Subject to change daily. All percentages are as a percentage of long-term investments. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov.) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen fund makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen fund provides partial lists of its portfolio holdings (such as top 10 or top 15 fund holdings) to the public web site each with a delay of approximately 15 days.

       You may obtain copies of a fund's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN COMSTOCK FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED)

                                                               NUMBER OF
DESCRIPTION                                                     SHARES           VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS  94.2%
ALUMINUM  1.6%
Alcoa, Inc. ................................................    5,717,700   $   188,855,631
                                                                            ---------------

APPAREL & ACCESSORIES  0.9%
Jones Apparel Group, Inc. ..................................    2,645,200       104,432,496
                                                                            ---------------

BROADCASTING & CABLE TV  2.9%
Clear Channel Communications, Inc. .........................    5,111,400       188,866,230
Liberty Media Corp., Class A (a)............................   13,795,500       124,021,545
Liberty Media International, Inc., Class A (a)..............      689,725        25,588,797
                                                                            ---------------
                                                                                338,476,572
                                                                            ---------------
COMMUNICATIONS EQUIPMENT  1.0%
Andrew Corp. (a)............................................    1,185,113        23,714,111
Cisco Systems, Inc. (a).....................................      384,044         9,101,843
Comverse Technology, Inc. (a)...............................      320,741         6,395,576
Ericsson, Class B--ADR (Sweden) (a).........................    1,320,928        39,522,166
JDS Uniphase Corp. (a)......................................    1,593,635         6,039,877
Nokia Oyj--ADR (Finland)....................................    1,912,980        27,814,729
                                                                            ---------------
                                                                                112,588,302
                                                                            ---------------
COMPUTER HARDWARE  0.9%
Hewlett-Packard Co. ........................................    3,330,857        70,281,083
International Business Machines Corp. ......................      399,183        35,187,981
                                                                            ---------------
                                                                                105,469,064
                                                                            ---------------
COMPUTER STORAGE & PERIPHERALS  0.4%
Lexmark International, Inc., Class A (a)....................      445,415        42,995,910
                                                                            ---------------

CONSUMER FINANCE  0.1%
Capital One Financial Corp. ................................      257,081        17,579,199
                                                                            ---------------

DATA PROCESSING & OUTSOURCING SERVICES  0.3%
SunGard Data Systems, Inc. (a)..............................    1,374,636        35,740,536
                                                                            ---------------

DEPARTMENT STORES  0.9%
Federated Department Stores, Inc. ..........................    1,575,600        77,361,960
May Department Stores Co. ..................................      970,400        26,676,296
                                                                            ---------------
                                                                                104,038,256
                                                                            ---------------
DIVERSIFIED BANKS  4.0%
Bank of America Corp. ......................................    3,084,228       260,987,373
Wells Fargo & Co. ..........................................    3,733,382       213,661,452
                                                                            ---------------
                                                                                474,648,825
                                                                            ---------------
DIVERSIFIED CHEMICALS  3.5%
Dow Chemical Co. ...........................................    6,160,539       250,733,937
Du Pont (E.I.) de Nemours & Co. ............................    3,591,200       159,521,104
                                                                            ---------------
                                                                                410,255,041
                                                                            ---------------
DRUG RETAIL  0.6%
CVS Corp. ..................................................    1,672,139        70,263,281
                                                                            ---------------

 6                                             See Notes to Financial Statements

VAN KAMPEN COMSTOCK FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) continued

                                                               NUMBER OF
DESCRIPTION                                                     SHARES           VALUE
-------------------------------------------------------------------------------------------
ELECTRIC UTILITIES  5.2%
American Electric Power Co., Inc. ..........................    1,954,216   $    62,534,912
Centerpoint Energy, Inc. ...................................    2,604,100        29,947,150
Dominion Resources, Inc. ...................................    1,484,900        93,667,492
Exelon Corp. ...............................................      411,256        13,690,712
FirstEnergy Corp. ..........................................    2,492,900        93,259,389
Scottish Power PLC--ADR (United Kingdom)....................    1,347,440        39,762,954
TXU Corp. ..................................................    7,017,326       284,271,876
                                                                            ---------------
                                                                                617,134,485
                                                                            ---------------
ELECTRONIC MANUFACTURING SERVICES  0.7%
Flextronics International, Ltd. (Singapore) (a).............    3,054,217        48,714,761
Jabil Circuit, Inc. (a).....................................      735,680        18,524,422
Kemet Corp. (a).............................................    1,486,480        18,164,786
                                                                            ---------------
                                                                                 85,403,969
                                                                            ---------------
FOOD RETAIL  0.8%
Kroger Co. (a)..............................................    5,262,931        95,785,344
                                                                            ---------------

HEALTH CARE DISTRIBUTORS  0.6%
AmerisourceBergen Corp. ....................................    1,165,800        69,691,524
                                                                            ---------------

HOUSEHOLD PRODUCTS  2.1%
Kimberly-Clark Corp. .......................................    3,713,675       244,656,909
                                                                            ---------------

INDUSTRIAL MACHINERY  0.5%
Cognex Corp. ...............................................    1,397,787        53,786,844
                                                                            ---------------

INTEGRATED OIL & GAS  4.0%
BP PLC--ADR (United Kingdom)................................    1,625,396        87,072,464
ConocoPhillips..............................................    1,150,283        87,755,090
Petroleo Brasileiro, SA--ADR (Brazil).......................    3,645,200       102,320,764
Royal Dutch Petroleum Co. (Netherlands).....................    1,114,300        57,575,881
Total SA--ADR (France)......................................    1,463,900       140,651,512
                                                                            ---------------
                                                                                475,375,711
                                                                            ---------------
INTEGRATED TELECOMMUNICATION SERVICES  10.4%
Amdocs, Ltd. (Guernsey) (a).................................      544,019        12,746,365
SBC Communications, Inc. ...................................   13,484,300       326,994,275
Sprint Corp. ...............................................   29,883,500       525,949,600
Verizon Communications, Inc. ...............................    9,939,266       359,702,037
                                                                            ---------------
                                                                              1,225,392,277
                                                                            ---------------
INVESTMENT BANKING & BROKERAGE  0.7%
Goldman Sachs Group, Inc. ..................................       83,500         7,862,360
Lehman Brothers Holdings, Inc. .............................      484,500        36,458,625
Merrill Lynch & Co., Inc. ..................................      658,916        35,568,286
                                                                            ---------------
                                                                                 79,889,271
                                                                            ---------------
IT CONSULTING & OTHER SERVICES  0.4%
Affiliated Computer Services, Inc., Class A (a).............      963,100        50,986,514
                                                                            ---------------

See Notes to Financial Statements                                              7

VAN KAMPEN COMSTOCK FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) continued

                                                               NUMBER OF
DESCRIPTION                                                     SHARES           VALUE
-------------------------------------------------------------------------------------------
LEISURE PRODUCTS  0.5%
Mattel, Inc. ...............................................    3,069,600   $    56,020,200
                                                                            ---------------

LIFE & HEALTH INSURANCE  1.3%
Metlife, Inc. ..............................................    1,826,800        65,490,780
Torchmark Corp. ............................................    1,617,747        87,034,789
                                                                            ---------------
                                                                                152,525,569
                                                                            ---------------
MANAGED HEALTH CARE  1.3%
Aetna, Inc. ................................................    1,735,742       147,538,070
                                                                            ---------------

MOVIES & ENTERTAINMENT  1.4%
Walt Disney Co. ............................................    6,453,956       164,511,338
                                                                            ---------------

MULTI-LINE INSURANCE  0.7%
Assurant, Inc. .............................................    1,470,600        38,794,428
Genworth Financial, Inc., Class A (a).......................    1,611,000        36,972,450
Nationwide Financial Services, Inc. ........................      120,900         4,547,049
                                                                            ---------------
                                                                                 80,313,927
                                                                            ---------------
MULTI-UTILITIES & UNREGULATED POWER  1.1%
Constellation Energy Group, Inc. ...........................    1,564,822        59,306,754
Public Service Enterprise Group, Inc. ......................    1,798,478        71,993,074
                                                                            ---------------
                                                                                131,299,828
                                                                            ---------------
OIL & GAS DRILLING  2.8%
GlobalSantaFe Corp. (Cayman Islands)........................    6,456,400       171,094,600
Transocean, Inc. (Cayman Islands) (a).......................    5,550,900       160,643,046
                                                                            ---------------
                                                                                331,737,646
                                                                            ---------------
OIL & GAS EQUIPMENT & SERVICES  7.3%
Halliburton Co. ............................................   16,071,080       486,310,881
Schlumberger, Ltd. (Netherlands Antilles)...................    5,876,630       373,224,771
                                                                            ---------------
                                                                                859,535,652
                                                                            ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES  2.1%
Citigroup, Inc. ............................................    3,884,305       180,620,183
JP Morgan Chase & Co. ......................................    1,166,364        45,219,932
Principal Financial Group, Inc. ............................      510,828        17,766,598
                                                                            ---------------
                                                                                243,606,713
                                                                            ---------------
PACKAGED FOODS  1.8%
Kraft Foods, Inc. ..........................................    3,412,800       108,117,504
Unilever NV (Netherlands)...................................    1,442,600        98,832,526
                                                                            ---------------
                                                                                206,950,030
                                                                            ---------------
PAPER PRODUCTS  6.1%
Georgia-Pacific Corp. ......................................    8,005,000       296,024,900
International Paper Co. ....................................    9,378,571       419,222,124
                                                                            ---------------
                                                                                715,247,024
                                                                            ---------------
PHARMACEUTICALS  10.2%
Bristol-Myers Squibb Co. ...................................   13,985,000       342,632,500
GlaxoSmithKline PLC--ADR (United Kingdom)...................    8,566,500       355,167,090
Merck & Co., Inc. ..........................................      860,818        40,888,855

 8                                             See Notes to Financial Statements

VAN KAMPEN COMSTOCK FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) continued

                                                               NUMBER OF
DESCRIPTION                                                     SHARES           VALUE
-------------------------------------------------------------------------------------------
PHARMACEUTICALS (CONTINUED)
Pfizer, Inc. ...............................................    4,678,199   $   160,368,662
Roche Holdings, Inc.--ADR (Switzerland).....................    1,205,346       119,353,361
Schering-Plough Corp. ......................................    5,588,490       103,275,295
Wyeth, Inc. ................................................    1,977,996        71,524,335
                                                                            ---------------
                                                                              1,193,210,098
                                                                            ---------------
PHOTOGRAPHIC PRODUCTS  0.8%
Eastman Kodak Co. ..........................................    3,461,900        93,402,062
                                                                            ---------------

PROPERTY & CASUALTY  3.5%
Allstate Corp. .............................................    2,681,729       124,834,485
AMBAC Financial Group, Inc. ................................    1,159,863        85,180,339
Berkshire Hathaway, Inc., Class B (a).......................        4,300        12,706,500
Chubb Corp. ................................................    2,144,480       146,210,646
St. Paul Travelers Cos., Inc. ..............................    1,033,379        41,893,185
                                                                            ---------------
                                                                                410,825,155
                                                                            ---------------
RAILROADS  0.4%
Burlington Northern Santa Fe Corp. .........................    1,317,199        46,194,169
                                                                            ---------------

REINSURANCE  0.1%
RenaissanceRe Holdings, Ltd. (Bermuda)......................      338,000        18,235,100
                                                                            ---------------

REGIONAL BANKS  1.3%
PNC Financial Services Group, Inc. .........................    2,470,000       131,107,600
SunTrust Banks, Inc. .......................................      353,701        22,987,028
                                                                            ---------------
                                                                                154,094,628
                                                                            ---------------
RESTAURANTS  1.4%
Darden Restaurants, Inc. ...................................    2,303,100        47,328,705
McDonald's Corp. ...........................................    4,706,200       122,361,200
                                                                            ---------------
                                                                                169,689,905
                                                                            ---------------
SEMICONDUCTOR EQUIPMENT  0.5%
Credence Systems Corp. (a)..................................    3,184,503        43,946,141
Novellus Systems, Inc. (a)..................................      317,700         9,988,488
                                                                            ---------------
                                                                                 53,934,629
                                                                            ---------------
SEMICONDUCTORS  0.1%
Intel Corp. ................................................      278,792         7,694,659
                                                                            ---------------

SPECIALTY CHEMICALS  0.5%
Rohm & Haas Co. ............................................    1,328,700        55,247,346
                                                                            ---------------

SPECIALTY STORES  0.6%
Boise Cascade Corp. ........................................    1,861,156        70,053,912
                                                                            ---------------

SYSTEMS SOFTWARE  0.7%
Check Point Software Technologies, Ltd. (Israel) (a)........      818,008        22,078,036
Microsoft Corp. ............................................    2,215,452        63,273,309
                                                                            ---------------
                                                                                 85,351,345
                                                                            ---------------

See Notes to Financial Statements                                              9

VAN KAMPEN COMSTOCK FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 (UNAUDITED) continued

                                                               NUMBER OF
DESCRIPTION                                                     SHARES           VALUE
-------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE  3.9%
Fannie Mae..................................................      718,100   $    51,243,616
Freddie Mac.................................................    6,413,466       405,972,398
                                                                            ---------------
                                                                                457,216,014
                                                                            ---------------
TOBACCO  1.3%
Altria Group, Inc. .........................................    3,158,483       158,082,074
                                                                            ---------------

TOTAL LONG-TERM INVESTMENTS  94.2%
  (Cost $9,205,234,497)..................................................    11,065,963,054
                                                                            ---------------

SHORT-TERM INVESTMENTS  7.2%
REPURCHASE AGREEMENTS  5.8%
State Street Bank & Trust Co. ($232,307,000 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  1.35%, dated 06/30/04, to be sold on 07/01/04 at $232,315,712).........       232,307,000
UBS Securities ($450,000,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.25%, dated
  06/30/04, to be sold on 07/01/04 at $450,015,625)......................       450,000,000
                                                                            ---------------

TOTAL REPURCHASE AGREEMENTS..............................................       682,307,000
                                                                            ---------------

U.S. GOVERNMENT AGENCY  1.4%
Federal Home Loan Bank ($166,608,000 par, yielding 1.25%, 07/01/04
  maturity)..............................................................       166,608,000
                                                                            ---------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $848,915,000)....................................................       848,915,000
                                                                            ---------------

TOTAL INVESTMENTS  101.4%
  (Cost $10,054,149,497).................................................    11,914,878,054
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.4%)............................      (168,321,150)
                                                                            ---------------

NET ASSETS  100.0%.......................................................   $11,746,556,904
                                                                            ===============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

 10                                            See Notes to Financial Statements

VAN KAMPEN COMSTOCK FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $10,054,149,497)....................  $11,914,878,054
Cash........................................................          536,013
Receivables:
  Fund Shares Sold..........................................       47,735,603
  Investments Sold..........................................       25,043,285
  Dividends.................................................       20,855,216
  Interest..................................................           24,336
Other.......................................................          662,661
                                                              ---------------
    Total Assets............................................   12,009,735,168
                                                              ---------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      233,978,623
  Fund Shares Repurchased...................................       15,371,630
  Distributor and Affiliates................................        8,411,369
  Investment Advisory Fee...................................        3,531,620
Accrued Expenses............................................        1,453,840
Trustees' Deferred Compensation and Retirement Plans........          431,182
                                                              ---------------
    Total Liabilities.......................................      263,178,264
                                                              ---------------
NET ASSETS..................................................  $11,746,556,904
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $10,884,132,187
Net Unrealized Appreciation.................................    1,860,728,557
Accumulated Undistributed Net Investment Income.............       13,073,701
Accumulated Net Realized Loss...............................  (1,011,377,541)
                                                              ---------------
NET ASSETS..................................................  $11,746,556,904
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $8,385,709,334 and 503,624,674 shares of
    beneficial interest issued and outstanding).............  $         16.65
    Maximum sales charge (5.75%* of offering price).........             1.02
                                                              ---------------
    Maximum offering price to public........................  $         17.67
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,282,442,500 and 137,014,717 shares of
    beneficial interest issued and outstanding).............  $         16.66
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,010,632,586 and 60,634,988 shares of
    beneficial interest issued and outstanding).............  $         16.67
                                                              ===============
  Class R Shares:
    Net asset value and offering price per share (Based on
    net assets of $67,772,484 and 4,068,749 shares of
    beneficial interest issued and outstanding).............  $         16.66
                                                              ===============

*   On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             11

VAN KAMPEN COMSTOCK FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of
  $2,037,003)...............................................  $  115,366,700
Interest....................................................       4,286,918
                                                              --------------
    Total Income............................................     119,653,618
                                                              --------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C and R of $9,383,171, $10,764,509, $4,650,487 and
  $129,034, respectively)...................................      24,927,201
Investment Advisory Fee.....................................      20,259,939
Shareholder Services........................................       8,124,278
Custody.....................................................         368,731
Legal.......................................................         137,838
Trustees' Fees and Related Expenses.........................          75,775
Other.......................................................       1,389,739
                                                              --------------
    Total Expenses..........................................      55,283,501
    Less Credits Earned on Cash Balances....................          95,155
                                                              --------------
    Net Expenses............................................      55,188,346
                                                              --------------
NET INVESTMENT INCOME.......................................  $   64,465,272
                                                              ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   79,988,977
                                                              --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,479,908,034
  End of the Period.........................................   1,860,728,557
                                                              --------------
Net Unrealized Appreciation During the Period...............     380,820,523
                                                              --------------
NET REALIZED AND UNREALIZED GAIN............................  $  460,809,500
                                                              ==============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  525,274,772
                                                              ==============

 12                                            See Notes to Financial Statements

VAN KAMPEN COMSTOCK FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                            FOR THE              FOR THE
                                                        SIX MONTHS ENDED       YEAR ENDED
                                                         JUNE 30, 2004      DECEMBER 31, 2003
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................  $    64,465,272      $    85,243,576
Net Realized Gain/Loss................................       79,988,977          (31,709,380)
Net Unrealized Appreciation During the Period.........      380,820,523        2,016,467,066
                                                        ---------------      ---------------
Change in Net Assets from Operations..................      525,274,772        2,070,001,262
                                                        ---------------      ---------------

Distributions from Net Investment Income:
  Class A Shares......................................      (50,368,474)         (69,444,154)
  Class B Shares......................................       (5,858,089)          (9,944,609)
  Class C Shares......................................       (2,558,902)          (3,917,709)
  Class R Shares......................................         (308,861)             (68,885)
                                                        ---------------      ---------------
Total Distributions...................................      (59,094,326)         (83,375,357)
                                                        ---------------      ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...      466,180,446        1,986,625,905
                                                        ---------------      ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................    2,479,353,564        2,695,343,997
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................       53,244,360           73,953,933
Cost of Shares Repurchased............................     (926,788,912)      (1,316,199,060)
                                                        ---------------      ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....    1,605,809,012        1,453,098,870
                                                        ---------------      ---------------
TOTAL INCREASE IN NET ASSETS..........................    2,071,989,458        3,439,724,775
NET ASSETS:
Beginning of the Period...............................    9,674,567,446        6,234,842,671
                                                        ---------------      ---------------
End of the Period (Including accumulated undistributed
  net investment income of $13,073,701 and $7,702,755,
  respectively).......................................  $11,746,556,904      $ 9,674,567,446
                                                        ===============      ===============

See Notes to Financial Statements                                             13

VAN KAMPEN COMSTOCK FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX
                              MONTHS
                              ENDED                      YEAR ENDED DECEMBER 31,
CLASS A SHARES               JUNE 30,    -------------------------------------------------------
                               2004        2003       2002        2001        2000        1999
                             -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............  $  15.95    $  12.34    $ 15.68    $  17.23    $  14.80    $  16.39
                             --------    --------    -------    --------    --------    --------
  Net Investment Income....       .11         .19        .18         .22(b)      .31         .24
  Net Realized and
    Unrealized Gain/Loss...       .70        3.60      (3.21)       (.54)       4.08         .11
                             --------    --------    -------    --------    --------    --------
Total from Investment
  Operations...............       .81        3.79      (3.03)       (.32)       4.39         .35
                             --------    --------    -------    --------    --------    --------
Less:
  Distributions from Net
    Investment Income......       .11         .18        .17         .23         .31         .29
  Distributions from Net
    Realized Gain..........       -0-         -0-        .14        1.00        1.65        1.65
                             --------    --------    -------    --------    --------    --------
Total Distributions........       .11         .18        .31        1.23        1.96        1.94
                             --------    --------    -------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD...................  $  16.65    $  15.95    $ 12.34    $  15.68    $  17.23    $  14.80
                             ========    ========    =======    ========    ========    ========

Total Return (a)...........     5.06%*     30.98%    -19.59%      -1.79%      31.91%       2.39%
Net Assets at End of the
  Period (In millions).....  $8,385.7    $6,748.6    $4,193.4   $3,835.4    $2,507.4    $1,801.3
Ratio of Expenses to
  Average Net Assets.......      .81%        .90%       .89%        .87%        .93%        .89%
Ratio of Net Investment
  Income to Average Net
  Assets...................     1.42%       1.40%      1.33%       1.30%       2.10%       1.73%
Portfolio Turnover.........       11%*        40%        52%         62%         89%         72%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

 14                                            See Notes to Financial Statements

VAN KAMPEN COMSTOCK FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX
                                 MONTHS
                                 ENDED                    YEAR ENDED DECEMBER 31,
CLASS B SHARES                  JUNE 30,    ---------------------------------------------------
                                  2004        2003       2002        2001       2000      1999
                                ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $  15.95    $  12.35    $ 15.67    $  17.23    $14.78    $16.38
                                --------    --------    -------    --------    ------    ------
  Net Investment Income.......       .05         .08        .07         .08(b)    .19       .12
  Net Realized and Unrealized
    Gain/Loss.................       .70        3.60      (3.20)       (.54)     4.10       .10
                                --------    --------    -------    --------    ------    ------
Total from Investment
  Operations..................       .75        3.68      (3.13)       (.46)     4.29       .22
                                --------    --------    -------    --------    ------    ------
Less:
  Distributions from Net
    Investment Income.........       .04         .08        .05         .10       .19       .17
  Distributions from Net
    Realized Gain.............       -0-         -0-        .14        1.00      1.65      1.65
                                --------    --------    -------    --------    ------    ------
Total Distributions...........       .04         .08        .19        1.10      1.84      1.82
                                --------    --------    -------    --------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $  16.66    $  15.95    $ 12.35    $  15.67    $17.23    $14.78
                                ========    ========    =======    ========    ======    ======

Total Return (a)..............     4.73%*     29.90%    -20.21%      -2.54%    31.06%     1.57%
Net Assets at End of the
  Period (In millions)........  $2,282.4    $2,047.7    $1,482.0   $1,437.2    $505.9    $319.6
Ratio of Expenses to Average
  Net Assets..................     1.57%       1.66%      1.65%       1.65%     1.70%     1.66%
Ratio of Net Investment Income
  to Average Net Assets.......      .65%        .64%       .57%        .52%     1.32%     1.00%
Portfolio Turnover............       11%*        40%        52%         62%       89%       72%
*  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

See Notes to Financial Statements                                             15

VAN KAMPEN COMSTOCK FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX
                                    MONTHS
                                    ENDED                  YEAR ENDED DECEMBER 31,
CLASS C SHARES                     JUNE 30,    -----------------------------------------------
                                     2004       2003      2002       2001      2000      1999
                                   -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $  15.96    $12.35    $ 15.68    $17.23    $14.79    $16.38
                                   --------    ------    -------    ------    ------    ------
  Net Investment Income..........       .05       .08        .07       .08(b)    .19       .13
  Net Realized and Unrealized
    Gain/Loss....................       .70      3.61      (3.21)     (.53)     4.09       .09
                                   --------    ------    -------    ------    ------    ------
Total from Investment
  Operations.....................       .75      3.69      (3.14)     (.45)     4.28       .22
                                   --------    ------    -------    ------    ------    ------
Less:
  Distributions from Net
    Investment Income............       .04       .08        .05       .10       .19       .17
  Distributions from Net Realized
    Gain.........................       -0-       -0-        .14      1.00      1.65      1.64
                                   --------    ------    -------    ------    ------    ------
Total Distributions..............       .04       .08        .19      1.10      1.84      1.81
                                   --------    ------    -------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $  16.67    $15.96    $ 12.35    $15.68    $17.23    $14.79
                                   ========    ======    =======    ======    ======    ======

Total Return (a).................     4.73%*   29.98%    -20.21%    -2.54%    30.97%     1.64%
Net Assets at End of the Period
  (In millions)..................  $1,010.6    $851.9    $ 559.5    $479.6    $118.9    $ 95.1
Ratio of Expenses to Average Net
  Assets.........................     1.57%     1.66%      1.65%     1.64%     1.69%     1.66%
Ratio of Net Investment Income to
  Average Net Assets.............      .66%      .64%       .57%      .52%     1.34%     1.00%
Portfolio Turnover...............       11%*      40%        52%       62%       89%       72%
*  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

 16                                            See Notes to Financial Statements

VAN KAMPEN COMSTOCK FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                OCTOBER 1, 2002
                                                                                 (COMMENCEMENT
                                                   SIX MONTHS        YEAR        OF INVESTMENT
                                                     ENDED          ENDED       OPERATIONS) TO
                                                    JUNE 30,     DECEMBER 31,    DECEMBER 31,
                                                      2004           2003            2002
CLASS R SHARES                                     --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.........  $   15.95      $   12.35          $11.43
                                                   ---------      ---------          ------
  Net Investment Income..........................        .08            .15             .03
  Net Realized and Unrealized Gain...............        .71           3.60             .92
                                                   ---------      ---------          ------
Total from Investment Operations.................        .79           3.75             .95
Less Distributions from Net Investment Income....        .08            .15             .03
                                                   ---------      ---------          ------
NET ASSET VALUE, END OF THE PERIOD...............  $   16.66      $   15.95          $12.35
                                                   =========      =========          ======

Total Return (a).................................      4.99%*        30.55%           8.35%*
Net Assets at End of the Period (In thousands)...  $67,772.5      $26,356.4          $ 20.7
Ratio of Expenses to Average Net Assets..........      1.07%          1.20%           1.26%
Ratio of Net Investment Income to Average Net
  Assets.........................................      1.28%          1.23%           1.87%
Portfolio Turnover...............................        11%*           40%             52%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of .50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             17

VAN KAMPEN COMSTOCK FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Comstock Fund (the "Fund") is organized as a Delaware statutory trust and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and securities convertible into common and preferred stocks. The Fund commenced investment operations on October 7, 1968. The distribution of the Fund's Class B, Class C and Class R shares commenced on October 19, 1992, October 26, 1993 and October 1, 2002, respectively. The Fund registered Class I Shares on May 27, 2004. There were no sales of Class I shares for the period ending June 30, 2004.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Premiums on debt securities are amortized and discount is accreted over the expected life of each applicable security. Income and expenses of

VAN KAMPEN COMSTOCK FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $906,615,726, which will expire between December 31, 2010 and December 31, 2011.

    At June 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $10,237,905,782
                                                                ===============
Gross tax unrealized appreciation...........................    $ 1,869,962,360
Gross tax unrealized depreciation...........................       (192,990,088)
                                                                ---------------
Net tax unrealized appreciation on investments..............    $ 1,676,972,272
                                                                ===============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended December 31, 2003 was as follows:

Distributions paid from:
  Ordinary income...........................................    $83,375,357
  Long-term capital gain....................................            -0-
                                                                -----------
                                                                $83,375,357
                                                                ===========

    As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $8,031,922

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2004, the Fund's custody fee was reduced by $95,155 as a result of credits earned on cash balances.

VAN KAMPEN COMSTOCK FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $1 billion............................................       .50%
Next $1 billion.............................................       .45%
Next $1 billion.............................................       .40%
Over $3 billion.............................................       .35%

    For the six months ended June 30, 2004, the Fund recognized expenses of approximately $137,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended June 30, 2004, the Fund recognized expenses of approximately $196,800 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2004, the Fund recognized expenses of approximately $7,062,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $290,651 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2004. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2004, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $24,373.

VAN KAMPEN COMSTOCK FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

At June 30, 2004, capital aggregated $7,605,448,690, $2,230,211,347,
$984,397,222, and $64,074,928, for Classes A, B, C, and R, respectively. For the six months ended June 30, 2004, transactions were as follows:

                                                               SHARES           VALUE
Sales:
  Class A..................................................  119,939,834    $1,962,570,792
  Class B..................................................   16,954,009       271,093,083
  Class C..................................................   11,895,489       194,226,850
  Class R..................................................    3,133,577        51,462,839
                                                             -----------    --------------
Total Sales................................................  151,922,909    $2,479,353,564
                                                             ===========    ==============
Dividend Reinvestment:
  Class A..................................................    2,768,718    $   45,478,066
  Class B..................................................      328,350         5,396,835
  Class C..................................................      126,228         2,075,986
  Class R..................................................       17,855           293,473
                                                             -----------    --------------
Total Dividend Reinvestment................................    3,241,151    $   53,244,360
                                                             ===========    ==============
Repurchases:
  Class A..................................................  (42,300,036)   $ (694,926,493)
  Class B..................................................   (8,618,631)     (141,553,133)
  Class C..................................................   (4,755,903)      (78,151,890)
  Class R..................................................     (735,027)      (12,157,396)
                                                             -----------    --------------
Total Repurchases..........................................  (56,409,597)   $ (926,788,912)
                                                             ===========    ==============

VAN KAMPEN COMSTOCK FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

    At December 31, 2003, capital aggregated $6,292,326,325, $2,095,274,562,
$866,246,276 and $24,476,012, for Classes A, B, C, and R, respectively. For the year ended December 31, 2003, transactions were as follows:

                                                              SHARES            VALUE
Sales:
  Class A.................................................  149,438,075    $ 2,071,333,833
  Class B.................................................   26,419,703        362,400,317
  Class C.................................................   16,999,164        236,374,011
  Class R.................................................    1,702,951         25,235,836
                                                            -----------    ---------------
Total Sales...............................................  194,559,893    $ 2,695,343,997
                                                            ===========    ===============
Dividend Reinvestment:
  Class A.................................................    4,399,297    $    61,597,747
  Class B.................................................      653,689          9,130,565
  Class C.................................................      225,376          3,157,120
  Class R.................................................        4,552             68,501
                                                            -----------    ---------------
Total Dividend Reinvestment...............................    5,282,914    $    73,953,933
                                                            ===========    ===============
Repurchases:
  Class A.................................................  (70,493,440)   $  (945,213,389)
  Class B.................................................  (18,753,480)      (247,851,143)
  Class C.................................................   (9,147,251)      (122,286,344)
  Class R.................................................      (56,835)          (848,184)
                                                            -----------    ---------------
Total Repurchases.........................................  (98,451,006)   $(1,316,199,060)
                                                            ===========    ===============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2004 and year ended December 31, 2003, 311,397 and 349,377 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2004 and year ended December 31, 2003, 10,923 and 6,494 Class C Shares converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class C Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within

VAN KAMPEN COMSTOCK FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   5.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the six months ended June 30, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $3,272,900 and CDSC on redeemed shares of approximately $2,272,800. Sales charges do not represent expenses of the Fund.

    On May 21, 2004, the Fund acquired all of the assets and liabilities of the Van Kampen Value Fund ("Value") through a tax free reorganization approved by Value shareholders on May 14, 2004. The Fund issued 5,173,141, 3,438,196 and 895,103 shares of Classes A, B and C valued at $82,666,054, $54,907,516 and $14,302,337, respectively, in exchange for Value's net assets. The shares of Value were converted into Fund shares at a ratio .709 to 1, .686 to 1 and .689 to 1 for Classes A, B and C, respectively. Net unrealized appreciation of Value as of May 21, 2004 was $12,997,103. Shares issued in connection with this reorganization are included in proceeds from shares sold for the six months ended June 30, 2004. Combined net assets on the day of reorganization were $10,952,414,234.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,805,970,659 and $1,076,519,039, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

VAN KAMPEN COMSTOCK FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). During the six months ended June 30, 2004, the Fund did not enter into any of these transactions.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, Class C Shares, and Class R Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, Class C Shares, and Class R Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets, 1.00% each for Class B and Class C average daily net assets, and up to ..50% of Class R average daily net assets are accrued daily. The annual fees for Class A and Class R Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $45,931,300 and $2,056,700 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded on a quarterly basis.

    Included in the fees for the six months ended June 30, 2004 are payments retained by Van Kampen of approximately $9,752,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $2,518,400.

7. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing

VAN KAMPEN COMSTOCK FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 (UNAUDITED) continued

properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph.

    The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN COMSTOCK FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
 26

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                           Van Kampen Funds Inc.
                                           1 Parkview Plaza, P.O. Box 5555
                                           Oakbrook Terrace, IL 60181-5555
                                           www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                           Copyright (C)2004 Van Kampen Funds
                                           Inc. All rights reserved.
                                           Member NASD/SIPC. 13, 113, 213, 313
                                           COM SAR 8/04 RN04-01714P-Y06/04

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.  Exhibits.

(a) Code of Ethics - Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Comstock Fund


By:   /s/ Ronald E. Robison
     ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
Name: Ronald E. Robison
      -----------------
Title: Principal Executive Officer
Date: August 19, 2004

By:  /s/ James M. Dykas
     ------------------
Name: James M. Dykas
Title: Principal Financial Officer
Date: August 19, 2004